IRONWOOD

Ironwood Institutional

Multi-Strategy Fund LLC

Fund Information

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this brochure.  Any representation to the contrary is a criminal offense.
The information in this brochure is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

IRONWOOD CAPITAL MANAGEMENT

FIRM OVERVIEW

Ironwood Capital management Corporation (“Ironwood”) is a San Francisco-based fund of hedge funds manager. Since our inception in 1996, we have been exclusively focused on building and maintaining low volatility, multi-manager portfolios that seek to have low correlation to the broader debt and equity indices. Our diverse client base consists of foundations, endowments, pensions, and other institutions, as well as high net worth individuals.

PHILOSOPHY

■  Ironwood believes that a portfolio of market neutral and market uncorrelated investment strategies offers great potential for long-term  investment   success

APPROACH

■  Ironwood focuses on institutional quality managers who invest in historically uncorrelated strategies such as relative value, event driven, equity market neutral, credit opportunities, distressed securities, and various arbitrage based approaches

>    Ironwood does not typically invest in more volatile strategies such as directional long/short, global macro,  commodity  trading advisors, or managed futures

RESULTS

■  Established 15 year track  record of  delivering risk-adjusted  returns  over a  number of  market cycles with low  correlation  to  the broader debt and equity indices

THE IRONWOOD DIFFERENCE

EXPERIENCE

■  Proven track record across periods of heightened volatility and systemic shock
■  Diverse client base; no single investor represents more than 10% of the total firm’s assets under management
■  Fund of hedge funds management is ironwood’s only business

DISCIPLINED DUE DILIGENCE

■  Investment due diligence is conducted by ironwood’s senior-most professionals
■  Strategy focus and manager line-up allow for frequent on-site visits
■  Research team conducts in excess of 250 prospective manager meetings annually
■  Operational due diligence program is managed internally

INVESTMENT FOCUS

■  Consistent investment philosophy and approach since 1996 inception
■  Preference for institutional quality, multi-strategy investment firms
■  Commitment to maintaining a selective portfolio (20-35 managers)

The material is a summary prepared solely for the purposes of illustration and discussion; it is not complete and should not be relied upon as such. The information contained should not be used or considered as an offer to sell, or a solicitation or an offer to buy, any security. Any offering will be made solely pursuant to the Fund’s prospectus. Before investing, a prospective investor must carefully read the more detailed information in the prospectus and the statement of additional information, including, but not limited to, the Fund’s investment objectives, risks, and charges and expenses. Please visit www.ironwoodpartners.com to obtain a copy of the Fund’s prospectus.

INVESTMENT PROCESS

IDENTIFICATION & SOURCING	■ Narrow focus; universe of 800-1000 hedge funds ■ Proprietary database developed over 15 years ■ 250-300 prospective manager meetings annually

INVESTMENT DUE DILIGENCE
■  Frequent on-site visits by full Investment & Risk Committee
■  Focus: on portfolio construction, positions, sizing, timing, risk management, use of leverage, strategy mix, capital allocation process, personnel, strength of business, etc

OPERATIONAL DUE DILIGENCE
■  Internally managed; separate from investment due diligence
■  Operational due diligence (“ODD”) can supersede Investment & Risk Committee to block new allocations and/or compel redemptions
■  On-site ODD visits conducted 1-2 times annually and ahead of any new manager allocation

PORTFOLIO CONSTRUCTION
■  Combination of top-down views and bottom-up analysis
■  Target range: 20-35 managers

     >  Core manager: 5-8 of the portfolio
     >  Sub-Core manager: 2-5% of the portfolio
     >  Toehold manager: 0-2% of the portfolio

RISK MANAGEMENT
■  Ongoing monitoring of gross, net, and strategy exposures
■  Proprietary stress testing, risk budgeting, and risk analysis tools
■  Qualitative judgment of culture of risk through frequent on-site due diligence visits
■  Focus on diversification, portfolio construction, position sizing, and factor exposures

TERMINATION
■  Average turnover approximately 2-5 managers per year; up to 10% of the portfolio
■  Criteria may include: deviations from original terms, excessive overlap of positions, organizational issues, poor performance, strategy drift, etc

IRONWOOD INSTITUTIONAL MUTI-STRATEGY FUND LLC
FUND OBJECTIVE
Ironwood Institutional Multi-Strategy Fund LLC’s (the “Fund”) investment objective is capital appreciation with limited variability of returns. The Fund attempts to achieve this objective by allocating capital among a number of pooled entities that are organized in non-U.S. jurisdictions and classified as corporations for U.S. federal income tax purposes, each managed by an independent investment adviser who invest in a variety of historically uncorrelated and lower volatility strategies

TARGET ALLOCATIONS 1

TERMS	Fund Structure:	1933 Act & 1940 Act Registered Fund
	Minimum Investment:2	$250,000 initial; $50,000 additional
	Advisory Fee:3	1.20%
	Account Servicing Fee:3	0.40%
	Performance Fee:3	None
	Contributions:	Monthly
	Liquidity:4	Expected semi-annual at June 30 and December 31 (95 days notice)
	Lock-up:5	1 year
	Eligibility:6	$1 million for individuals; $1.5 million for entities
	ERISA Eligible:	Yes
	Tax Reporting:	1099-DIV

1 The Fund is newly-formed and has not made any investments. The description of target strategy and geographic allocations is based upon Ironwood’s expectation that the assets of the Fund will be invested in a manner that is similar to the investments made historically by the private investment vehicles managed by Ironwood. No assurance can be given that the Fund will be able to make such investments or that the target strategy and geographic allocations presented above will prove accurate. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

2 A Sales Charge of up to 2% may be waived under certain circumstances described in the Fund’s prospectus. The Sales Charge, if any, will be in addition to the subscription price for Units and will not form a part of an investor’s investment in the Fund.

3 Please see the Fund’s prospectus for a more detailed discussion of the costs and expenses investors will bear, directly or indirectly, by investing in the Fund.

4 The Fund generally intends to make semi-annual offers to repurchase Units. Such offers will be made at the sole discretion of the Board of Directors (as described in the Fund’s prospectus).

5 An Investor will be subject to a repurchase fee equal to 5% of the amount requested if such Investor has been an Investor for less than 12 months prior to the redemption date.

6 Investments in the Fund may be made only by ‘eligible investors’ as defined in the prospectus. PLEASE REFER TO IMPORTANT DISCLOSURES AND STRATEGY DEFINITIONS ON THE FOLLOWING PAGE.

STRATEGY DEFINITIONS
RELATIVE VALUE
Strategies that attempt to capture pricing anomalies between assets that for all economic purposes are identical. Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, ETFs, currencies, futures, etc. An example of this type of strategy would be bond basis trading, which attempts to capture the difference between spreads on derivative credit instruments (e.g., swaps, futures) and spreads on closely matched (in terms of issuer and maturity) cash bonds. Examples of other relative value strategies include capital structure arbitrage, convertible bond arbitrage, fixed income arbitrage, and index arbitrage.

EVENT-DRIVEN
Strategies that involve the assessment of how, when, and if an announced transaction will be completed. A common event-driven strategy is merger arbitrage (also called risk arbitrage). This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company (positions may be reversed if the manager feels the acquisition may not close). Other examples of event-driven trades include equity restructurings, spin-offs, stub trades, asset sales, and liquidations.

FUNDAMENTAL EQUITY MARKET NEUTRAL
Involves the purchase of a stock, or basket of stocks, that is relatively underpriced and selling short a stock, or basket of stocks, that is relatively overpriced. Depending on the manager’s investment strategy, the determination of whether a stock is overpriced/underpriced can be made through fundamental analysis (“fundamental long/short”) or by complex statistical models that examine numerous factors that affect the price of a stock (“statistical arbitrage”).

DISTRESSED SECURITIES
Involves the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities are attractive because of the market’s inaccurate assessment of the company’s future potential. Managers may obtain voting rights or control blocks and actively participate in the bankruptcy/reorganization process, while others may remain passive investors.

CREDIT OPPORTUNITIES
A variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets.  One such strategy is capital structure arbitrage, which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between the two.

CONVERTIBLE BOND ARBITRAGE
Involves purchasing a convertible bond and selling short a varying percentage (“delta hedge”) of the stock into which the bond is convertible. Ironwood’s managers invest in the entire range of convertible bonds from “deep-in-the-money” bonds to “busted” bonds. Managers set up positions with hedges against numerous other factors including, but not limited to, interest rates, implied volatility, and credit risk.

PORTFOLIO PROTECTION
A variety of strategies and positions intended to protect a manager’s portfolio against unusual market movements and tail risk events. These “protection trades” are intended to help protect trading strategies that should not otherwise be affected (i.e., are already hedged) but can come under pressure from market liquidations, abnormal volatility, and general macro risks.

PRIVATE SECURITIES
Involves an investment made in a company outside of the public markets. Managers will generally enter these types of investments when they discover a theme that cannot adequately be captured through public market investments.

OTHER	Certain other non-core strategies such as, but not limited to, energy trading, global rates, real estate, global macro, and reinsurance.

Risk Considerations and Investor Suitability:

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. The Fund is similar to a private investment fund in that Units are offered and sold only to certain high net worth and sophisticated investors.

The Fund is recently formed and has no operating history. As such, there can be no assurance that the Fund’s target strategy and geographic allocations will be achieved as of the launch of the Fund. The actual strategy and geographic allocations for the Fund may vary due to an Underlying Advisers’ availability, among other factors. Such information is only provided as a guideline. The past results of the Underlying Funds selected for investment by the Fund or the Underlying Advisers are not necessarily indicative of future performance. No assurance can be made that profits will be achieved or that substantial losses will not be incurred. The Fund is not a complete investment program and should represent only a portion of an investor’s portfolio management strategy. All investments risk the loss of capital.

The Fund is a closed-end, non-diversified management investment company. Units are not redeemable. In addition the following risks should be evaluated when considering an investment in the Fund: short selling and futures trading; forward trading; risk and event arbitrage; restricted securities; distressed and low credit quality securities; currency exposure; derivative markets; over-the-counter transactions; investments in non-U.S. Underlying Funds and markets; limited access to information on Underlying Funds’ investments; incentive towards riskier strategies; use of leverage. See prospectus for a complete list of risks

An investment in the Fund involves a considerable amount of risk. It is possible that an investor may lose some or all of its money. Before making an investment decision, each prospective investor should, among other things; (i) consider the suitability of the investment with respect to its investment objectives and personal situation; and (ii) consider other factors, including its net worth, income, risk tolerance, tax situation and liquidity needs.

Ironwood Capital Management
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105

Tel:  (415) 777-2400
Fax:  (415) 777-2600
Email:  ir@ironwoodpartners.com
www.ironwoodpartners.com